UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	May 24, 2007

COMMUNITY PARTNERS BANCORP
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-51889	20-3700861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1250 Highway 35 South, Middletown, New Jersey	07748
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(732) 706-9009

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Community Partners Bancorp (the “Company”) is furnishing presentation materials included as Exhibit 99 to this report pursuant to Item 7.01 of Form 8-K.

The presentation materials were prepared to be included in presentations with investors and market makers during the second quarter of 2007. The Company is not undertaking to update this presentation. The information in this report (including Exhibit 99) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information contained herein (including Exhibit 99).

Item 9.01 Financial Statements and Exhibits

d.	Exhibits.
99	Community Partners Bancorp Investor Presentation Materials

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY PARTNERS BANCORP

Date:	May 24, 2007	By:	/s/ MICHAEL J. GORMLEY
		Name:	Michael J. Gormley
		Title:	Senior Vice President, Chief Financial
Officer and Treasurer

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EXHIBIT INDEX

Exhibit No.	Title

99	Community Partners Bancorp Investor Presentation Materials